UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2018

DATE OF REPORTING PERIOD: January 1, 2018 through June 30, 2018

Growth and Income Portfolio

SEMIANNUAL REPORT JUNE 30, 2018

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Contract Owners1

Investment Team Discussion3

Expense Overview7

Schedule of Investments9

Statement of Assets and Liabilities14

Statement of Operations15

Statements of Changes In Net Assets16

Notes to Financial Statements17

Financial Highlights24

Report of Independent Registered
Public Accounting Firm25

Trustee Approval of
Management Agreement26

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your annual report for the six-month period ended June 30, 2018. In this report, you will find commentary from the Calamos investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Growth and Income Portfolio.

We continue to position the portfolio to provide consistent performance over time, as well as competitive income. Calamos Growth and Income Portfolio differs from balanced portfolios that invest exclusively in stocks and bonds. Drawing on more than 40 years of experience, our team also invests in convertible securities.

We believe our approach provides unique advantages, including in the current environment—which is characterized by U.S. economic growth, rising interest rates, and an advancing but volatile stock market. Convertible securities blend characteristics of both stocks and fixed income securities. As a result, they can provide the opportunity for participation in the stock market’s upside, with potential downside protection during periods of short-term stock market volatility. Additionally, because of their stock characteristics, convertible securities can be more resilient to rising interest rates than traditional fixed income bonds.

Market review

During the first half of 2018, U.S. stocks and convertible securities posted solid gains for the period overall. However, returns were earned in an environment characterized by higher levels of market turbulence. Stock market volatility was especially high during the first months of the period. Although the global economy continued to expand—with particular strength in the U.S.—market participants became more distracted by the potential for additional Federal Reserve hikes and rising inflation. As the period progressed, U.S. economic data remained strong, but anxiety about global economic conditions, monetary policy and trade relationships contributed to continued choppiness in the markets.

Letter to Contract Owners

2   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Outlook

Propelled by the tailwinds of deregulation and tax reform, we believe the U.S. economy is positioned for continued growth through the remainder of the year, and likely longer. Encouraging employment data, rising home prices, healthy consumer activity, and improving sentiment in manufacturing are among the factors that support our positive outlook through the remainder of the year, and likely longer. Small and mid-size businesses, a key engine of economic activity, are also in growth mode. The Fed’s course in normalizing monetary policy has been gradual and largely expected. We expect corporate earnings announcements to be strong through the second half of the year. Higher oil prices, wages and tariffs should push up inflation modestly, but not to extremes. Conditions outside the U.S. are less encouraging, but positive global growth should continue, albeit with growing divergence among countries.

Although economic conditions are favorable, managing volatility will be key to succeeding in this environment. Evolving trade policies and U.S. mid-term elections will likely contribute to short-term market disruptions over coming months. An extended trade war could be an economic headwind, but we do not see this as the probable outcome. We are hopeful that moves by the U.S. over recent months can set the stage for negotiations that lead to freer and fairer trade over the long term.

Conclusion

The stock market’s gyrations, rising interest rates and signs of inflation have unsettled many investors. However, if we look back over longer time periods, the environment we are seeing today is actually more normal than those of the past few years, when volatility, interest rates and inflation were exceptionally low. In this more typical environment, we believe there are many opportunities for this portfolio’s innovative and risk-managed approach.

Thank you for choosing us to help you achieve your financial goals. I invite you to visit our website, www.calamos.com, for additional discussions on asset allocation, the markets and the economy.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the six-month period ended June 30, 2018, the Calamos Growth and Income Portfolio (the “Portfolio”) increased 2.61% in line with a return of 2.65% for the S&P 500 Index. The ICE BofAML All U.S. Convertibles Ex Mandatory Index returned 6.60% and the Value Line Convertible Index gained 9.59% for the semiannual period.

In this strategy, we own equities and securities such as equity-sensitive convertible bonds or income producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. During the period’s volatile equity market moves, the risk-conscious strategy performed in line with the all-equity S&P 500 Index (a large portion of the index’s returns came from information technology for the period). Portfolio sector allocations were modestly additive, while security selection detracted from relative performance during the period.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio has returned 7.23% on an annualized basis versus a 5.76% gain for the S&P 500 Index and 7.48%† increase for the ICE BofAML All U.S. Convertibles Ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertibles), equity and fixed income securities of U.S. companies that can span market capitalizations. In pursuing its total return investment objective, the Portfolio’s investment team attempts to utilize these different types of securities to strike the appropriate balance between risk and reward with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility* characteristics

We believe the Portfolio’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

*The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions.

†Since inception data shown for ICE BofAML All U.S. Convertibles Ex Mandatory Index is from 5/31/99 since the data is only available for full monthly periods.

SECTOR WEIGHTINGS

Information Technology	23.6%
Consumer Discretionary	13.9
Financials	13.0
Health Care	11.5
Industrials	10.4
Consumer Staples	5.7
Energy	5.4
Utilities	3.1
Other	2.7
Real Estate	2.4
Materials	1.4
Telecommunication Services	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

4   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Since its inception, the Portfolio has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

What factors influenced performance?

The S&P 500 Index return of 2.65% for the six-month period reflects an amalgamation of two contrasting calendar quarters. U.S. equity markets delivered a positive result in the second calendar quarter with a 3.43% gain for the S&P 500 Index, rebounding from the first quarter -0.92% decrease. Opposing forces of positive U.S. fundamental data versus concern surrounding trade disputes have led the equity market to trend largely along the middle of its calendar year high and low marks. In the U.S., consumers benefitted from gains in personal income as well as household net worth. And for the first time ever, job openings were greater than the number of those seeking employment. U.S. corporate earnings grew 25% in the first quarter and are expected to grow nearly 20% for the remainder of the year, with 77% of businesses reporting revenue growth (not just tax benefits to earnings) in the first quarter. On the other hand, the Fed raised short-term interest rates once again, and the 10-year U.S. Treasury broke above 3% for the first time in four years before falling back below this psychological threshold. Inflation has climbed, but is currently in line with the Fed’s long stated goals. Politics and trade concerns helped domestically oriented small-cap stocks during the period, with the Russell 2000 Index hitting all-time highs.

Within the S&P 500 Index for the period, six of eleven GICS sectors posted positive performance with consumer discretionary (+11.5%), information technology (+10.9%) and energy outperforming the overall index, while health care (+2.0%), real estate (+0.9%) and utilities (0.4%) also posted gains. Industrials (-4.6%), telecom services (-8.3%) and consumer staples (-8.8%) finished in the red and lagged the market.

The Portfolio captured significant equity market upside, despite the fact that the Portfolio does not take an all-equity approach and continues to keep an eye toward managing downside risks.

Positive Influences on Performance

Industrials. The Portfolio’s leading security selection in industrials helped buoy the return. In particular, our holdings in railroads and industrial conglomerates boosted relative results.

Consumer Staples. An underweight position and security selection in consumer staples supported the Portfolio’s performance, especially in the packaged foods & meats and household products industries.

Negative Influences on Performance

Consumer Discretionary. Over the period, trailing selection within the consumer discretionary sector hindered return. Although we realized strong absolute gains in the sector, holdings in the movies & entertainment and general merchandise stores industries hurt relative performance.

Information Technology. Security selection and an underweight allocation within the semiconductors industry of the information technology sector detracted from relative return.

Investment Team Discussion

Investment Team Discussion

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 6/30/18

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/18

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
2.61%	10.52%	8.01%	8.97%	7.10%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

Effective May 1, 2018, the Portfolio’s primary benchmark changed from the Value Line Convertible Index to the S&P 500 Index.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper.

The ICE BofA Merrill Lynch All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofAML indices and related data on an `as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: BNY Mellon Performance & Risk Analytics, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

How is the Portfolio positioned?

While we have witnessed increased volatility in equity markets, we believe these levels could be considered much more normal. Political volatility appears to have increased, though it is our view that it may be more evident, but not necessarily more prodigious. As such, our views and positioning have not changed. We still believe U.S. equities have room to advance, driven by earnings growth combined with some multiple contraction. Our focus remains on sectors and companies that have higher and sustainable (post 2018) growth rates. We believe lower corporate tax rates will help with 2018 growth rates, but will not provide an additional boost in 2019. Therefore, we are looking for companies with opportunities for top-line growth or margin-improvement potential. We believe opportunities with these attributes will be found in cyclical areas (financial, industrials and some consumer) and growth areas (mainly information technology). We also believe more stable and rate-sensitive areas should represent an underweight allocation.

Our largest sectors continue to be information technology and consumer discretionary, where growth opportunities are present in diverse industries. In information technology, we favor internet software & services as well as application software names. In consumer discretionary, we see opportunities in internet retail and home improvement retail where we have utilized both stocks and bonds to strike what we believe to be an improved risk/reward opportunity. Overall, the Portfolio strikes a balance of secular growth and cyclical growth opportunities, with underweights to more defensive or rate-sensitive sectors.

6   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

What closing thoughts do you have for Portfolio shareholders?

While global growth began to show weakness in the second half of the period, U.S. economic data continued to deliver solid results, which could make the U.S. equity market more attractive to investors. The U.S. consumer is in good standing with a strong labor market, higher personal income and a robust housing market, which translates to increased household net worth. U.S. corporations are also in good standing, and continue to offer strong earnings growth while holding high levels of cash and enjoying high profitability. Equity markets were rattled for the first time in a long while at the beginning of the year. As we are now in the midst of the second-longest economic recovery on record, perhaps investors are looking for cracks and stand ready to exit. As we look at the combination of solid fundamentals and valuations that have now returned to long-term averages, we continue to see the opportunity for equity markets to move higher. However, we are also aware that financial conditions are normalizing and investors appear increasingly skittish. As such, we believe that a risk-conscious approach to equity markets may be an important and appropriate way to participate in economic and corporate growth.

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2018 to June 30, 2018, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

8   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2018 and held through June 30, 2018.

Actual Expenses per $1,000*	$7.13
Actual - Ending Balance	$1,026.10
Hypothetical Expenses per $1,000*	$7.10
Hypothetical - Ending Value	$1,017.75
Annualized expense ratio	1.42%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

Expense Overview

Schedule of Investments June 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (12.9%)
Consumer Discretionary (3.2%)
130,000		Booking Holdings, Inc.^ 0.350%, 06/15/20	$201,602
75,000		DISH Network Corp.^ 3.375%, 08/15/26	72,585
110,000		GCI Liberty, Inc.* 1.750%, 09/30/46	113,425
		Liberty Media Corp.
125,000		2.250%, 09/30/46	65,339
90,000		1.375%, 10/15/23	112,158
65,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)* § 2.125%, 03/31/48	64,279
27,000		Live Nation Entertainment, Inc.^* 2.500%, 03/15/23	28,059
40,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	40,544
70,000		RH* 0.000%, 06/15/23	65,689
80,000		Tesla, Inc. 1.250%, 03/01/21	90,642
			854,322

Energy (0.1%)
21,000		Oil States International, Inc.^* 1.500%, 02/15/23	22,074

Financials (0.8%)
175,000		Ares Capital Corp. 4.375%, 01/15/19	176,088
55,000		JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.) 0.250%, 05/01/23	52,518
			228,606

Health Care (1.2%)
23,000		BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	27,280
50,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	38,888
120,000		Illumina, Inc.^ 0.000%, 06/15/19	141,670
55,000		Insulet Corp.^* 1.375%, 11/15/24	61,225
32,000		Teladoc, Inc.^* 1.375%, 05/15/25	40,089
27,000		Wright Medical Group, Inc.* 1.625%, 06/15/23	26,841
			335,993

PRINCIPAL AMOUNT			VALUE

Industrials (0.5%)
26,000		Air Transport Services Group, Inc.^* 1.125%, 10/15/24	$25,360
38,000		Meritor, Inc.^* 3.250%, 10/15/37	37,759
60,000	EUR	Safran, SA 0.000%, 12/31/20	76,008
			139,127

Information Technology (5.6%)
23,000		Akamai Technologies, Inc.* 0.125%, 05/01/25	23,015
55,000		Altaba, Inc.^ 0.000%, 12/01/18	74,949
27,000		Citrix Systems, Inc. 0.500%, 04/15/19	39,452
26,000		Cypress Semiconductor Corp.* 2.000%, 02/01/23	27,091
26,000		Envestnet, Inc. 1.750%, 12/15/19	27,292
41,000		Etsy, Inc.^* 0.000%, 03/01/23	53,889
85,000		Finisar Corp. 0.500%, 12/15/36	77,090
27,000		Guidewire Software, Inc.^ 1.250%, 03/15/25	27,442
23,000		II-VI, Inc.* 0.250%, 09/01/22	26,277
90,000		Intel Corp. 3.250%, 08/01/39	216,307
41,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	48,673
80,000		Microchip Technology, Inc. 1.625%, 02/15/27	94,031
53,000		New Relic, Inc.* 0.500%, 05/01/23	58,480
64,000		ON Semiconductor Corp.^ 1.000%, 12/01/20	84,139
26,000		Pure Storage, Inc.^* 0.125%, 04/15/23	29,040
38,000		Q2 Holdings, Inc.* 0.750%, 02/15/23	43,516
27,000		RealPage, Inc. 1.500%, 11/15/22	38,352
58,000		Silicon Laboratories, Inc.^ 1.375%, 03/01/22	70,712
27,000		Square, Inc.* 0.500%, 05/15/23	28,955
70,000		Twitter, Inc.^* 0.250%, 06/15/24	72,653
18,000		Weibo Corp.^* 1.250%, 11/15/22	18,083

10   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
70,000	Wix.com, Ltd.^* 0.000%, 07/01/23	$69,310
155,000	Workday, Inc.^* 0.250%, 10/01/22	163,041
95,000	Zendesk, Inc.* 0.250%, 03/15/23	102,958
		1,514,747

Materials (0.4%)
95,000	Royal Gold, Inc.^ 2.875%, 06/15/19	100,939

Real Estate (0.8%)
55,000	Empire State Realty OP, LP* 2.625%, 08/15/19	56,070
	IH Merger Sub, LLC
55,000	3.000%, 07/01/19	69,853
40,000	3.500%, 01/15/22	44,775
50,000	Starwood Property Trust, Inc. 4.000%, 01/15/19	54,748
		225,446

Utilities (0.3%)
70,000	NRG Energy, Inc.* 2.750%, 06/01/48	67,883
	TOTAL CONVERTIBLE BONDS (Cost $3,304,709)	3,489,137

U.S. Government And Agency Securities (1.8%)
	United States Treasury Note
140,000	2.000%, 01/31/20	138,956
125,000	1.125%, 06/30/21	119,615
110,000	2.750%, 02/15/19	110,358
66,000	2.000%, 11/15/26	61,843
63,000	1.625%, 05/15/26^	57,626
	Total U.S. Government And Agency Securities (Cost $501,024)	488,398

SYNTHETIC CONVERTIBLE SECURITIES (3.1%) ¤
CORPORATE BONDS (3.0%)
Consumer Discretionary (1.4%)
53,000	Dana, Inc. 5.500%, 12/15/24	52,456
45,000	GameStop Corp.^* 6.750%, 03/15/21	45,532
100,000	Home Depot, Inc. 2.700%, 04/01/23	97,663
140,000	L Brands, Inc. 5.625%, 02/15/22	143,000
25,000	Lowe’s Companies, Inc.^ 3.875%, 09/15/23	25,728
		364,379

PRINCIPAL AMOUNT		VALUE

Consumer Staples (0.5%)
135,000	Walmart, Inc. 3.300%, 04/22/24	$134,536

Financials (0.2%)
50,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	48,955

Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,225

Information Technology (0.8%)
20,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	20,111
135,000	Alphabet, Inc. 3.375%, 02/25/24	136,328
65,000	Apple, Inc. 3.450%, 05/06/24	65,111
		221,550
	TOTAL CORPORATE BONDS	799,645

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
Other (0.1%)
75 7,500	Financial Select Sector SPDR Fund Call, 09/21/18, Strike $27.00	5,625
	iShares MSCI EAFE ETF
100 10,000	Call, 09/21/18, Strike $69.00	8,000
45 4,500	Call, 06/29/18, Strike $72.00	45
75 7,500	iShares MSCI Emerging Markets Call, 09/21/18, Strike $45.00	6,487
14 1,400	iShares Russell 2000 ETF Call, 08/17/18, Strike $162.00	6,825
	Total PURCHASED OPTIONS	26,982

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $852,629)	826,627

Schedule of Investments June 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (6.4%)
Energy (0.5%)
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)**§ 3.399%, 09/15/29	$36,901
1,470	Hess Corp. 8.000%, 02/01/19	110,779
		147,680

Financials (1.0%)
4,550	AMG Capital Trust II 5.150%, 10/15/37	268,732

Health Care (0.3%)
1,300	Becton Dickinson and Company 6.125%, 05/01/20	80,405

Industrials (1.8%)
135	Fortive Corp. 5.000%, 07/01/21	138,034
2,665	Rexnord Corp. 5.750%, 11/15/19	166,509
1,600	Stanley Black & Decker, Inc.^ 5.375%, 05/15/20	167,648
		472,191

Real Estate (0.7%)
185	Crown Castle International Corp. 6.875%, 08/01/20	195,185

Utilities (2.1%)
444	Dominion Energy, Inc. 6.750%, 08/15/19	20,517
2,355	DTE Energy Company^ 6.500%, 10/01/19	121,091
5,000	NextEra Energy, Inc. 6.371%, 09/01/18	371,625
400	Sempra Energy 6.000%, 01/15/21	41,284
		554,517
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,508,879)	1,718,710

Common Stocks (69.2%)
Consumer Discretionary (9.3%)
430	Amazon.com, Inc.#	730,914
605	Aptiv, PLC	55,436
4,275	Comcast Corp. - Class A	140,263
905	Dollar Tree, Inc.#	76,925
220	Expedia Group, Inc.	26,442
1,450	General Motors Co.	57,130
1,835	Home Depot, Inc.	358,008

NUMBER OF SHARES		VALUE
440	Lennar Corp. - Class A	$23,100
945	Lowe’s Companies, Inc.	90,314
1,265	McDonald’s Corp.	198,213
605	Netflix, Inc.#	236,815
935	Nike, Inc. - Class B	74,501
360	PVH Corp.	53,899
505	Royal Caribbean Cruises, Ltd.	52,318
1,065	Starbucks Corp.	52,025
655	TJX Companies, Inc.	62,343
2,150	Walt Disney Company	225,342
		2,513,988

Consumer Staples (5.2%)
895	Altria Group, Inc.	50,827
5,804	Coca-Cola Company	254,563
795	Costco Wholesale Corp.	166,139
920	Kroger Company	26,174
3,350	Mondelez International, Inc. - Class A	137,350
1,825	PepsiCo, Inc.	198,688
1,900	Philip Morris International, Inc.	153,406
2,760	Procter & Gamble Company	215,446
800	Walgreens Boots Alliance, Inc.	48,012
1,775	Walmart, Inc.	152,029
		1,402,634

Energy (4.8%)
2,445	Chevron Corp.	309,121
1,300	ConocoPhillips	90,506
1,200	EOG Resources, Inc.	149,316
4,055	Exxon Mobil Corp.	335,470
2,900	Halliburton Company	130,674
1,175	Marathon Petroleum Corp.	82,438
415	Pioneer Natural Resources Company	78,535
1,665	Schlumberger, Ltd.	111,605
		1,287,665

Financials (11.0%)
470	Affiliated Managers Group, Inc.~	69,875
2,625	American International Group, Inc.	139,177
15,325	Bank of America Corp.	432,012
1,675	BB&T Corp.	84,487
1,335	Capital One Financial Corp.	122,687
1,100	Chubb Corp.	139,722
2,565	Citigroup, Inc.	171,650
570	Discover Financial Services	40,134
2,430	E*TRADE Financial Corp.#	148,619
675	Goldman Sachs Group, Inc.	148,885
2,000	Intercontinental Exchange, Inc.	147,100
4,755	JPMorgan Chase & Company	495,471
3,935	KeyCorp	76,890

12   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
1,555	Marsh & McLennan Companies, Inc.	$127,463
1,184	MetLife, Inc.	51,622
1,370	Morgan Stanley	64,938
1,085	Northern Trust Corp.	111,636
740	PNC Financial Services Group, Inc.	99,974
1,175	Prudential Financial, Inc.	109,874
2,185	Wells Fargo & Company	121,136
960	Zions Bancorporation	50,582
		2,953,934

Health Care (9.9%)
1,580	AbbVie, Inc.	146,387
1,575	Agilent Technologies, Inc.	97,398
450	Alexion Pharmaceuticals, Inc.#	55,868
460	Amgen, Inc.	84,911
611	Anthem, Inc.	145,436
3,120	Baxter International, Inc.	230,381
995	Bristol-Myers Squibb Company	55,063
1,100	Celgene Corp.#	87,362
315	Edwards Lifesciences Corp.#	45,855
350	Humana, Inc.	104,171
3,900	Johnson & Johnson	473,226
370	Laboratory Corp. of America Holdings#	66,426
1,240	Medtronic, PLC	106,156
2,915	Merck & Company, Inc.	176,940
366	Molina Healthcare, Inc.^#	35,846
5,760	Pfizer, Inc.	208,973
420	Stryker Corp.	70,921
100	Teleflex, Inc.^	26,821
435	Thermo Fisher Scientific, Inc.	90,106
1,465	UnitedHealth Group, Inc.	359,423
		2,667,670

Industrials (8.1%)
615	Boeing Company	206,339
1,065	Caterpillar, Inc.	144,489
3,410	CSX Corp.	217,490
5,300	Delta Air Lines, Inc.	262,562
1,225	Eaton Corp., PLC	91,556
1,670	Emerson Electric Company	115,464
6,300	General Electric Company	85,743
2,550	Honeywell International, Inc.	367,327
494	Lockheed Martin Corp.	145,942
590	Northrop Grumman Corp.	181,543
1,905	PACCAR, Inc.	118,034
1,615	Union Pacific Corp.	228,813
		2,165,302

NUMBER OF SHARES		VALUE

Information Technology (17.2%)
820	Accenture, PLC - Class A	$134,144
335	Adobe Systems, Inc.#~	81,676
595	Alphabet, Inc. - Class A#	671,868
5,705	Apple, Inc.	1,056,053
465	Broadcom, Inc.	112,828
4,605	Cisco Systems, Inc.	198,153
2,400	Facebook, Inc. - Class A#	466,368
280	Fidelity National Information Services, Inc.	29,688
894	Lam Research Corp.	154,528
1,225	MasterCard, Inc. - Class A	240,737
900	Micron Technology, Inc.#	47,196
8,430	Microsoft Corp.	831,282
670	NVIDIA Corp.	158,723
1,410	Oracle Corp.	62,125
567	Salesforce.com, Inc.#	77,339
2,370	Visa, Inc. - Class A	313,906
		4,636,614

Materials (1.0%)
3,275	DowDuPont, Inc.	215,888
850	Nucor Corp.	53,125
		269,013

Real Estate (0.9%)
1,270	American Tower Corp.	183,096
805	Welltower, Inc.	50,465
		233,561

Telecommunication Services (1.1%)
2,950	AT&T, Inc.~	94,725
4,165	Verizon Communications, Inc.	209,541
		304,266

Utilities (0.7%)
4,476	Exelon Corp.	190,678
	Total Common Stocks (Cost $13,649,207)	18,625,325

Exchange-Traded Funds (2.5%)
Other (2.5%)
1,600	iShares Russell 2000 Value ETF^	211,072
1,425	iShares MSCI Emerging Markets ETF^	61,745
700	iShares Russell 2000 ETF^	114,639
880	iShares NASDAQ Biotechnology ETF^	96,642
2,880	iShares MSCI EAFE ETF	192,873
	Total Exchange-Traded Funds (Cost $661,737)	676,971

Schedule of Investments June 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
Other (0.1%)
	Invesco QQQ Trust Series
16 1,600	Put, 09/21/18, Strike $170.00	$8,480
	S&P 500 Index
2 200	Put, 07/31/18, Strike $2,650.00	4,080
1 100	Put, 09/21/18, Strike $2,725.00	6,935
	TOTAL PURCHASED OPTIONS (Cost $19,117)	19,495

NUMBER OF SHARES		VALUE
Short Term Investments (4.0%)
537,283	Fidelity Prime Money Market Fund - Institutional Class, 2.070%***	537,498
534,156	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.810%***	534,156
	Total Short Term Investments (Cost $1,071,620)	1,071,654

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (8.1%)
1,080,190	Fidelity Prime Money Market Fund - Institutional Class, 2.070%***	1,080,190
1,106,608	State Street Navigator Securities Lending Government Money Market Portfolio	1,106,608
	Total INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $2,186,798)	2,186,798
TOTAL INVESTMENTS (108.1%) (Cost $23,755,720)		29,103,115

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-8.1%)		(2,186,798)
OTHER ASSETS, LESS LIABILITIES (0.0%)		15,786
NET ASSETS (100.0%)		$26,932,103

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Canadian Dollar	07/25/18	50,000	38,048	$(443)
JPMorgan Chase Bank N.A.	European Monetary Unit	07/25/18	4,000	4,679	140
State Street Bank and Trust	European Monetary Unit	07/25/18	57,000	66,670	4,266
					$3,963

NOTES TO SCHEDULE OF INVESTMENTS

^Security, or portion of security, is on loan.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at June 30, 2018.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $22,835.

***The rate disclosed is the 7 day net yield as of June 30, 2018.

FOREIGN CURRENCY ABBREVIATION

CADCanadian Dollar

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

14   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities June 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $23,755,720)	$29,103,115
Unrealized appreciation on forward foreign currency contracts	4,406
Receivables:
Accrued interest and dividends	73,149
Investments sold	17,923
Portfolio shares sold	30,762
Prepaid expenses	1,357
Other assets	108,779
Total assets	29,339,491

LIABILITIES
Collateral for securities loaned	2,186,798
Unrealized depreciation on forward foreign currency contracts	443
Payables:
Investments purchased	48,618
Portfolio shares redeemed	321
Affiliates:
Investment advisory fees	16,788
Deferred compensation to trustees	108,779
Financial accounting fees	259
Trustees’ fees and officer compensation	412
Other accounts payable and accrued liabilities	44,970
Total liabilities	2,407,388
NET ASSETS	$26,932,103

COMPOSITION OF NET ASSETS
Paid in capital	$20,983,116
Undistributed net investment income (loss)	(260,689)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	858,318
Unrealized appreciation (depreciation) of investments and foreign currency translations	5,351,358
NET ASSETS	$26,932,103
Shares outstanding (no par value; unlimited number of shares authorized)	1,699,737
Net asset value and redemption price per share	$15.84

See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended June 30, 2018 (Unaudited)

INVESTMENT INCOME
Interest	$76,259
Dividends	264,347
Securities lending income	3,199
Total investment income	343,805

EXPENSES
Investment advisory fees	100,948
Legal fees	33,973
Audit fees	21,076
Printing and mailing fees	8,761
Trustees’ fees and officer compensation	6,686
Accounting fees	6,275
Transfer agent fees	4,239
Custodian fees	2,947
Financial accounting fees	1,556
Other	4,846
Total expenses	191,307
NET INVESTMENT INCOME (LOSS)	152,498

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	615,724
Purchased options	155,277
Foreign currency transactions	(163)
Forward foreign currency contracts	(2,670)
Written options	4,745
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(249,896)
Purchased options	17,132
Forward foreign currency contracts	5,077
NET GAIN (LOSS)	545,226
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$697,724

16   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended June 30, 2018	Year Ended December 31, 2017
OPERATIONS
Net investment income (loss)	$152,498	$271,689
Net realized gain (loss)	772,913	1,336,485
Change in unrealized appreciation/(depreciation)	(227,687)	2,122,279
Net increase (decrease) in net assets resulting from operations	697,724	3,730,453

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(90,018)	(214,677)
Net realized gains	(90,366)	(1,268,862)
Total distributions	(180,384)	(1,483,539)

CAPITAL SHARE TRANSACTIONS
Issued	758,839	721,962
Issued in reinvestment of distributions	180,384	1,483,539
Redeemed	(1,411,261)	(2,507,055)
Net increase (decrease) in net assets from capital share transactions	(472,038)	(301,554)
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,302	1,945,360

NET ASSETS
Beginning of period	$26,886,801	$24,941,441
End of period	26,932,103	26,886,801
Undistributed net investment income (loss)	$(260,689)	$(323,169)

CAPITAL SHARE TRANSACTIONS
Shares issued	47,610	47,681
Shares issued in reinvestment of distributions	11,215	96,680
Shares redeemed	(89,434)	(165,335)
Net increase (decrease) in capital shares outstanding	(30,609)	(20,974)

See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

18   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Notes to Financial Statements (Unaudited)

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $108,779 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2018. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended June 30, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$250,520	$3,507,038
Proceeds from sales	—	4,093,738

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows*:

Cost basis of investments	$23,755,720
Gross unrealized appreciation	6,003,167
Gross unrealized depreciation	(655,772)
Net unrealized appreciation (depreciation)	$ 5,347,395

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Portfolio’s most recent annual report.

20   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2018 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2017 were characterized for federal income tax purposes as follows:

YEAR ENDED DECEMBER 31, 2017
Distributions paid from:
Ordinary income	$ 214,677
Long-term capital gains	1,268,862

As of December 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$ —
Undistributed capital gains	90,360
Total undistributed earnings	90,360
Accumulated capital and other losses	—
Net unrealized gains/(losses)	5,468,761
Total accumulated earnings/(losses)	5,559,121
Other	(127,474)
Paid-in-capital	21,455,154
Net assets applicable to common shareholders	$ 26,886,801

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Notes to Financial Statements (Unaudited)

As of June 30, 2018, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2018, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of June 30, 2018, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$4,406	$443
Purchased Options(2)	46,477	—
	$50,883	$443

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

Counterparty	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
		ASSETS	LIABILITIES
Bank of New York	ISDA	$—	$443	—	$—	$443
JPMorgan Chase Bank, N.A.	ISDA	140	—	—	140	—
State Street Bank and Trust Company	ISDA	4,266	—	—	4,266	—
		$4,406	$443	$—	$4,406	$443

22   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2018, the volume of derivative activity for the Portfolio is reflected below:*

Volume
Forward foreign currency contracts	141,591
Options purchased	1,762
Options written	20

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At June 30, 2018, the Portfolio held fixed income securities valued at $2,145,811 that were on loan to broker-dealers and banks. The Portfolio also held collateral of $615,157 and $1,530,654 in equity and fixed income securities, respectively, and an additional $40,987 in excess of the amount due to the counterparty, which is reflected as a corresponding liability for such collateral of $2,186,798.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at June 30, 2018.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

Notes to Financial Statements (Unaudited)

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$3,489,137	$—	$3,489,137
U.S. Government and Agency Securities	—	488,398	—	488,398
Synthetic Convertible Securities (Corporate Bonds)	—	799,645	—	799,645
Synthetic Convertible Securities (Purchased Options)	26,982	—	—	26,982
Convertible Preferred Stocks	1,190,853	527,857	—	1,718,710
Common Stocks U.S.	18,625,325	—	—	18,625,325
Exchange-Traded Funds	676,971	—	—	676,971
Purchased Options	19,495	—	—	19,495
Short Term Investments	1,071,654	—	—	1,071,654
Investment of Cash Collateral For Securities Loaned	—	2,186,798	—	2,186,798
Forward Foreign Currency Contracts	—	4,406	—	4,406
Total	$21,611,280	$7,496,241	$—	$29,107,521
Liabilities:
Forward Foreign Currency Contracts	$—	$443	$—	$443
Total	$—	$443	$—	$443

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Convertible Preferred Stock	$36,901	$—	$—	$36,901
Total	$36,901	$—	$—	$36,901

*Transfers from Level 2 to Level 1 were due to the availability of quoted prices.

24   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30,	Year Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.54	$14.24	$14.07	$14.87	$15.48	$14.07
Income from investment operations:
Net investment income (loss)(a)	0.09	0.16	0.15	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.31	2.03	0.74	(0.03)	0.84	2.09
Total from investment operations	0.40	2.19	0.89	0.17	1.04	2.29
Less distributions to common shareholders from:
Net investment income	(0.05)	(0.13)	(0.35)	(0.40)	(0.15)	(0.17)
Net realized gains	(0.05)	(0.76)	(0.37)	(0.57)	(1.50)	(0.71)
Total distributions	(0.10)	(0.89)	(0.72)	(0.97)	(1.65)	(0.88)
Net asset value, end of period	$15.84	$15.54	$14.24	$14.07	$14.87	$15.48
Total investment return based on:
Net asset value(b)	2.61%	15.51%	6.32%	1.12%	6.84%	16.40%
Net assets, end of period (000)	$26,932	$26,887	$24,941	$26,283	$27,748	$28,171
Ratios to average net assets applicable to common shareholders:
Net expenses	1.42% (c)	1.48%	1.57%	1.46%	1.41%	1.39%
Net investment income (loss)	1.13% (c)	1.05%	1.07%	1.36%	1.26%	1.37%
Portfolio turnover rate	14.6%	32.0%	28.5%	21.4%	47.6%	63.8%

(a)Net investment income allocated based on average shares method.

(b)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(c)Annualized.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Advisors Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), including the schedule of investments, as of June 30, 2018, and the related interim statements of operations and changes in net assets, and the financial highlights for the semi-annual period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Portfolio for the year ended December 31, 2017 and the financial highlights for each of the five years then ended, and in our report dated February 7, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Funds’ management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

August 2, 2018

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

26   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Trustee Approval of Management Agreement

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the management of Calamos Growth and Income Portfolio (“Portfolio”), a series of the Trust, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2018, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2019, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Portfolio, which further aligns the interests of the Adviser and its personnel with those of the Portfolio’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over the one-, three-, five- and ten-year periods ended March 31, 2018, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider.  The Board considered that the Portfolio outperformed its Category median for the three-, five- and ten-year periods and equaled its Category median for the one-year period.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and

Trustee Approval of Management Agreement

sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

KCLSAN 2146 2018

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2018, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the unaudited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after September 30, 2018, updated performance data for the most recently completed calendar quarter.

ITEM 2. CODE OF ETHICS.

The information required by this item is only required in an annual report filed on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this item is only required in an annual report filed on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this item is only required in an annual report filed on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this item is only required in an annual report filed on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 6, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	August 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 6, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	August 6, 2018